EXHIBIT 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Quarterly Report of Darling Ingredients Inc. (the “Company”) on Form 10-Q for the period ending October 3, 2026 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Randall C. Stuewe, Chief Executive Officer of the Company and Robert W. Day, Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002 (the “Act”), that:

                 1.         The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                 2.         The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

        This certification is being furnished solely for purposes of compliance with the Act.

/s/ Randall C. Stuewe	/s/ Robert W. Day
Randall C. Stuewe	Robert W. Day
Chief Executive Officer	Chief Financial Officer
Date: November 10, 2026	Date: November 10, 2026